Exhibit 99.13


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Wyeth (the "Company") on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on March 12, 2003 (the "Report"), I, Robert Essner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 31, 2003
                                         By /s/     Robert Essner
                                         ---------------------------------
                                                    Robert Essner
                                               Chairman, President and
                                               Chief Executive Officer